INCOME TAX	12 Months Ended
Dec. 31, 2017
INCOME TAX [Abstract]
INCOME TAX
NOTE 13 – INCOME TAX

The composition of income tax expense for the years ended December 31 follows:
	2017	2016	2015
	(In thousands)
Current expense	$1,927	$362	$200
Deferred expense	10,071	9,756	9,128
Change in statutory rate	5,965	—	—
Valuation allowance - change in estimate	—	17	35
Income tax expense	$17,963	$10,135	$9,363

The deferred income tax expense of $10.1 million in 2017 can be primarily attributed to the utilization of our net operating loss (“NOL”) carryfoward while the deferred income tax expense of $9.8 million and $9.1 million during 2016 and 2015, respectively can be primarily attributed to the utilization of our NOL carryfoward and decrease in our AFLL.

On December 22, 2017, President Donald Trump signed into law “H.R. 1”, also known as the “Tax Cuts and Jobs Act”, which among other things, reduced the federal corporate income tax rate to 21% effective January 1, 2018. As a result, we concluded that our deferred tax assets, net had to be remeasured. Our deferred tax assets, net represents expected corporate tax benefits anticipated to be realized in the future. The reduction in the federal corporate income tax rate reduces these anticipated future benefits. The remeasurement of our deferred tax assets, net at December 31, 2017 resulted in a reduction of these net assets and a corresponding increase in income tax expense of $6.0 million that was recorded in the fourth quarter of 2017.

A reconciliation of income tax expense to the amount computed by applying the statutory federal income tax rate of 35% in each year presented to the income before income tax for the years ended December 31 follows:
	2017	2016	2015
	(In thousands)
Statutory rate applied to income before income tax	$13,453	$11,515	$10,283
Change in statutory rate	5,965	—	—
Tax-exempt income	(777)	(534)	(434)
Bank owned life insurance	(372)	(477)	(449)
Share-based compensation	(287)	(348)	—
Unrecognized tax benefit	(123)	(155)	(135)
Non-deductible meals, entertainment and memberships	64	46	43
Net change in valuation allowance	—	17	35
Other, net	40	71	20
Income tax expense	$17,963	$10,135	$9,363

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:
	2017	2016
	(In thousands)
Deferred tax assets
Alternative minimum tax credit carry forward	$6,113	$4,064
Allowance for loan losses	4,743	7,104
Loss carryforwards	3,752	17,131
Property and equipment	1,686	3,143
Purchase premiums, net	699	1,460
Share based payments	677	1,011
Litigation settlement	477	805
Unrealized loss on trading securities	283	486
Reserve for unfunded lending commitments	236	228
Deferred compensation	229	375
Other than temporary impairment charge on securities available for sale	210	400
Non accrual loan interest income	176	246
Loss reimbursement on sold loans reserve	140	196
Unrealized loss on securities available for sale	125	1,782
Vehicle service contract counterparty contingency reserve	117	500
Valuation allowance on other real estate	26	277
Other	123	1
Gross deferred tax assets	19,812	39,209
Valuation allowance	—	(1,071)
Gross deferred tax assets net of valuation allowance	19,812	38,138

	2017	2016
	(In thousands)
Deferred tax liabilities
Capitalized mortgage loan servicing rights	3,297	4,785
Deferred loan fees	1,327	490
Unrealized gain on derivative financial instruments	72	—
Federal Home Loan Bank stock	27	45
Gross deferred tax liabilities	4,723	5,320
Deferred tax assets, net	$15,089	$32,818

We assess whether a valuation allowance should be established against our deferred tax assets based on the consideration of all available evidence using a “more likely than not” standard. The ultimate realization of this asset is primarily based on generating future income. We concluded at both December 31, 2017 and 2016, that the realization of substantially all of our deferred tax assets continues to be more likely than not.

We had maintained a valuation allowance against our deferred tax assets of approximately $1.1 million at December 31, 2016. This valuation allowance on our deferred tax assets related to state income taxes at Mepco. In this instance, we determined that the future realization of these particular deferred tax assets was not more likely than not. That conclusion was based on the pending sale of Mepco’s payment plan business. After accounting for the May 2017 sale of our payment plan business, all that remained of these deferred tax assets were loss carryforwards that we wrote off against the related valuation allowance during the second quarter of 2017 as we will no longer be doing business in those states.

Because of our NOL and tax credit carryforwards, we are still subject to the rules of Section 382 of the Internal Revenue Code of 1986, as amended. An ownership change, as defined by these rules, would negatively affect our ability to utilize our NOL carryforwards and other deferred tax assets in the future. If such an ownership change were to occur, we may suffer higher-than-anticipated tax expense, and consequently lower net income and cash flow, in those future years.

At December 31, 2017, we had federal NOL carryforwards of approximately $17.9 million which, if not used against taxable income, will expire in 2032. In addition to this amount we also had $6.1 million of alternative minimum tax credit carryforwards with indefinite lives at December 31, 2017.

Changes in unrecognized tax benefits for the years ended December 31 follow:
	2017	2016	2015
	(In thousands)
Balance at beginning of year	$840	$976	$1,091
Additions based on tax positions related to the current year	7	19	20
Reductions due to the statute of limitations	(123)	(155)	(135)
Reductions due to settlements	—	—	—
Balance at end of year	$724	$840	$976

If recognized, the entire amount of unrecognized tax benefits, net of $0.15 million of federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2017, 2016 and 2015. No amounts were accrued for interest and penalties at December 31, 2017, 2016 or 2015. At December 31, 2017, U.S. Federal tax years 2014 through the present remain open to examination.